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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following registration statements of GTECH Holdings Corporation:

Form S-8 No. 333-56106
Form S-8 No. 333-42932
Form S-8 No. 333-64167
Form S-8 No. 333-57781
Form S-8 No. 33-88426
Form S-8 No. 333-27835
Form S-8 No. 333-27831

of our report dated March 27, 2001 (except Note S, as to which the date is December 18, 2001), with respect to the consolidated financial statements of GTECH Holdings Corporation as of February 24, 2001 and February 26, 2000 and for each of the three years in the period ended February 24, 2001 included in its Current Report on Form 8-K dated February 27, 2002, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2002